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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                         Current report pursuant to the
                           Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                                 August 23, 2002

                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                       ENTERPRISE FINANCIAL SERVICES CORP
                ------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware

                ------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                 001-15373                               43-1706259
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         (Commission File Number)            (IRS Employer Identification No.)

    150 N. Meramec, St. Louis, Missouri                    63105
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (314) 725-5500
                                 --------------


              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE

On August 1, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has subsequently provided to the Securities and Exchange Commission the certifications of its Chief Executive Officer and its Chief Financial Officer as required pursuant to 18 U.S.C. ss. 1350, as enacted by ss. 806 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

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The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by referenced into the filings of the Company under the Securities Act of 1933, as amended.

Exhibits to Item 9

99.1 Certification of Kevin C. Eichner, Chief Executive Officer of Enterprise Financial Services Corp, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and dated August 14, 2002

99.2 Certification of Frank H. Sanfilippo, Chief Financial Officer of Enterprise Financial Services Corp, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and dated August 14, 2002

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    August 23, 2002


                                              ENTERPRISE FINANCIAL SERVICES CORP

                                              /s/ Kevin C. Eichner
                                              ----------------------------------
                                              Kevin C. Eichner
                                              Chief Executive Officer

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